                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                     FOR THE PERIOD ENDED October 23, 1999

          Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the "Debtors")
          Case Numbers:  99-726 (PJW) through 99-729 (PJW)

As President of the Debtors, I affirm to the best of my knowledge, information and belief:

1) That I have reviewed the financial statements attached hereto, consisting of:

    [X]   Consolidated Statement of Operations
    [X]   Consolidated Balance Sheet
    [X]   Consolidated Statement of Cash Flows
    [X]   Statement of Cash Receipts and Disbursements
    [X]   Accounts Receivable and Postpetition Accounts Payable Aging
          Statements
    [X]   Statement of Payments to Professionals

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all postpetition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no payments have been made to officers and directors of the Debtors except as authorized pursuant to orders of the Bankruptcy Court including the Order Under 11 U.S.C. (S)(S)105, 363 and 365 Authorizing (A) Implementation of Key Employee Retention Program, (B) Implementation of Severance Program, (C) Modification of Retirement Plans, (D) Assumption of or Entry Into Certain Employment Agreements With Key Executives, and (E) Granting Other Relief (approved on April 30, 1999).

5) That no professional fees (attorney, accountant, etc.) have been paid except as provided in the (1) Order Authorizing Retention of Professionals by Debtors in the Ordinary Course of Business (entered on March 31, 1999) or
    (2) Administrative Order 11 U.S.C. (S)(S)105(a) and 331 Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals (entered on March 31, 1999).

The attached monthly report was prepared by the Debtors under my direction and supervision. The Debtors verify that to the best of its knowledge, the information provided herein is true and correct.


Dated: November 22, 1999           /s/ Steven F. Kaplan
       --------------------        --------------------------------------
                                   Debtors in Possession
                                   Steven F. Kaplan
                                   President, Chief Operating Officer,
                                   and Chief Financial Officer

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)


                          CONSOLIDATED BALANCE SHEET
                            (Dollars in Thousands)



                                                               October 23,
                    ASSETS                                        1999
                    ------                                     ------------
                                                                (Unaudited)
Current Assets:
  Cash and cash equivalents....................................  $ 21,694
  Accounts receivable, less allowance of $15,805...............    59,926
  Inventories..................................................    72,493
  Deferred income taxes........................................         -
  Prepaid expenses and other current assets....................    11,139
                                                                 --------
    Total current assets.......................................   165,252
                                                                 --------

Property, Plant and Equipment, at Cost:
  Land.........................................................     5,200
  Buildings....................................................    75,224
  Machinery and equipment......................................   236,482
  Construction in progress.....................................    10,131
                                                                 --------
                                                                  327,037
  Less accumulated depreciation................................    83,098
                                                                 --------
                                                                  243,939
                                                                 --------


Other Assets:
  Intangible assets, net.......................................   266,090
  Prepaid expenses and other assets............................     1,469
  Deferred income taxes........................................         -
                                                                 --------
                                                                  267,559
                                                                 --------
                                                                 $676,750
                                                                 ========

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)

                          CONSOLIDATED BALANCE SHEET
                 (Dollars in Thousands, Except Per Share Data)

                                                                    October 23,
          LIABILITIES AND STOCKHOLDER'S EQUITY                         1999
          ------------------------------------                      -----------
                                                                    (Unaudited)
Current Liabilities:
     Accounts payable and accrued liabilities......................  $  61,402
     Other current liabilities.....................................      1,040
                                                                     ---------
       Total current liabilities...................................     62,442
                                                                     ---------


Noncurrent Liabilities:
     Other long-term liabilities...................................      2,299
                                                                     ---------
       Total noncurrent liabilities................................      2,299
                                                                     ---------

Prepetition Secured Debt...........................................    200,500

Liabilities subject to compromise..................................    463,837

Commitments and Contingencies......................................          -
                                                                     ---------
       Total liabilities...........................................    729,078
                                                                     ---------

Stockholder's Equity:
     Common Stock, $.01 par value; 1,000 shares authorized,
        issued and outstanding.....................................          -
     Additional paid-in capital....................................    195,751
     Accumulated deficit...........................................   (248,079)
                                                                     ---------
       Total stockholder's equity..................................    (52,328)
                                                                     ---------
                                                                     $ 676,750
                                                                     =========

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)

                     CONSOLIDATED STATEMENT OF OPERATIONS
                            (Dollars in Thousands)


                                                           Four Weeks
                                                             Ended
                                                        October 23, 1999
                                                        ----------------
                                                           (Unaudited)
Net sales...............................................     $56,080
Costs and expenses:
   Cost of sales........................................      34,350
   Selling, marketing and administrative................      14,123
   Amortization of intangible assets....................       1,188
   Restructuring and business integration costs.........           -
                                                             -------
                                                              49,661
Income from operations..................................       6,419
   Interest expense.....................................       1,410
   Reorganization charges under Chapter 11..............       2,168
                                                             -------
Income before income taxes..............................       2,841
 Provision for income taxes.............................           -
                                                             -------
Net Income..............................................     $ 2,841
                                                             =======
Reconciliation to Adjusted EBITDA:
 Net Income.............................................     $ 2,841
   Interest expense.....................................       1,410
   Provision for income taxes...........................           -
                                                             -------
 EBIT...................................................       4,251
   Depreciation.........................................       2,365
   Amortization.........................................       1,188
                                                             -------
 Reported EBITDA........................................       7,804
   Reorganization charges under Chapter 11..............       2,168
   Restructuring and business integration costs.........           -
                                                             -------
 Adjusted EBITDA........................................     $ 9,972
                                                             =======


                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)



                     CONSOLIDATED STATEMENT OF CASH FLOWS
                            (Dollars in Thousands)

                                                                   Four Weeks
                                                                     Ended
                                                                October 23, 1999
                                                                ----------------
                                                                  (Unaudited)

Cash Flows from Operating Activities:
     Net income...............................................      $ 2,841
          Adjustments:
          Depreciation and amortization.......................        3,553
          Gain on disposition of property, plant & equipment..         (195)
          Deferred income taxes...............................            -
          Changes in operating assets and liabilities:

               Accounts receivable............................        1,661
               Inventories....................................        4,010
               Prepaid expenses and other assets..............        3,753
               Accounts payable, accrued liabilities and
                liabilities subject to compromise.............       (7,085)
               Income taxes payable...........................            -
               Other liabilities..............................          (52)
                                                                    -------
                 Net cash provided by operating activities....        8,486
                                                                    -------
Cash Flows from Investing Activities:
     Proceeds on the sale of assets...........................            -
     Capital expenditures.....................................       (1,542)
                                                                    -------
                 Net cash used in investing activities........       (1,542)
                                                                    -------
Cash Flows from Financing Activities:
     Net borrowings (repayments) on revolving credit loans....            -
     Proceeds from loans......................................            -
     Repayments of term loan..................................            -
     Payments for debt issuance costs.........................            -
     Repayment of other long-term debt........................            -
     Proceeds from capital contributions......................            -
                                                                    -------
                 Net cash provided by financing activities....            -
                                                                    -------
Increase in cash and cash equivalents.........................        6,944
Cash and cash equivalents, beginning of period................       14,750
                                                                    -------
Cash and cash equivalents, end of period......................      $21,694
                                                                    =======

Supplemental Cash Flow Information:
     Income taxes paid........................................      $     -
                                                                    =======
     Interest paid............................................      $   902
                                                                    =======

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                        Statement of Cash Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the
                                  "Debtors")

                   Case Numbers: 99-762PJW through 99-729PJW




                          DISBURSEMENTS DURING PERIOD
             (deconsolidated and excluding intradebtor transfers):

               Favorite Brands Holding Corp.           $    -

               Favorite Brands International, Inc.     $88,727

               Trolli Inc.                             $ 7,222

               Sather Trucking Corporation             $ 1,368

                                                       -------
                       Total                           $97,317
                                                       =======

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                 Statement of Cash Receipts and Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
      International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW

                    Cash Receipts and Disbursements Detail
                                (consolidated)

                                                                       Favorite Brands International, Inc.
                                                             -------------------------------------------------------
                                              Holdings           FBI         FBI         FBI          FBI        FBI
                                            1st National       Bank of     Bank of    Campbell &     Chase/     Kidd
                               BANK NAME:  Bank of Chicago     America     America      Fetter     Investment
                               ACCOUNT #:     55-61787       81887-00953   58552174    50742-6     323-845851
                                           ---------------   -----------   --------   ----------   ----------   -----
Beginning Bank Ledger Balance                    $21           $ 3,770      $    -       $149       $ 11,773    $   -

Receipts for Period                                             54,745                    101        302,721

Disbursements for Period                                        55,520                    100        292,792
                                                 ---           -------      ------       ----       --------    -----
Ending Bank Ledger Balance                       $21           $ 2,995      $    -       $150       $ 21,702    $   -
                                                 ===           =======      ======       ====       ========    =====


RECONCILIATION TO GENERAL LEDGER
--------------------------------
     Ending Bank Ledger Balance                  $21           $ 2,995      $    -       $150       $ 21,702    $   -

     Outstanding Checks                                          4,128

     Deposits in Transit                                                                                           (6)

     Other Reconciling Items                                     1,375                    (83)          (726)
                                                 ---           -------      ------       ----       --------    -----
     Total Cash                                  $21           $   242      $    -       $ 67       $ 20,976    $  (6)
                                                 ===           =======      ======       ====       ========    =====

                                                                  Favorite Brands International, Inc.
                                            --------------------------------------------------------------------------------
                                               FBI         Farley         Farley         Farley          Farley       Farley
                                            Petty Cash     Bank of        Bank of        Bank of      Merrill Lynch
                               BANK NAME:                  America        America        America                      Petty
                               ACCOUNT #:                8188-4-00945   8765-7-60790   8765-0-60789      626-95S       Cash
                                            ----------   ------------   ------------   ------------   -------------   ------
Beginning Bank Ledger Balance                  $ -          $   -          $  -          $   -             $225         $4

Receipts for Period                                          33,419         2,178          5,309

Disbursements for Period                                     33,419         2,178          5,309
                                               ---          -------        ------        -------           ----         --
Ending Bank Ledger Balance                     $ -          $   -          $  -          $   -             $225         $4
                                               ===          =======        ======        =======           ====         ==


RECONCILIATION TO GENERAL LEDGER
--------------------------------
     Ending Bank Ledger Balance                $ -          $   -          $  -          $   -             $225         $4

     Outstanding Checks                                                       498          3,461

     Deposits in Transit

     Other Reconciling Items                    17                            498
                                               ---          -------        ------        -------           ----         --
     Total Cash                                $17          $   -          $  -          $(3,461)          $225         $4
                                               ===          =======        ======        =======           ====         ==

(1) Amounts are held in individual bank accounts specific for each owner/ operators' deposit to Sather Trucking.

(2) Amount does not agree to cash per the October 23, 1999 balance sheet due to reclassifications of book overdrafts to payables in accordance with Generally Accepted Accounting Principles. Additionally, Favorite Brands International Holding Corp's cash is not included on the attached balance sheet.

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                 Statement of Cash Receipts and Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
      International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW

                    Cash Receipts and Disbursements Detail
                                (consolidated)

                                                   Favorite Brands International, Inc.                Sather Trucking Corporation
                                           ----------------------------------------------------     --------------------------------
                                              Sathers              Sathers           Sathers             STC               STC
                                           United Prairie          Bank of           Norwest        United Prairie    United Prairie
                               BANK NAME:       Bank               America                               Bank              Bank
                               ACCOUNT #:      40619             8765-9-02114      273-0015886          040037         Various/(1)/
                                           --------------        ------------      -----------      --------------    --------------
Beginning Bank Ledger Balance                   $      70           $       -          $    -            $      35            $  213

Receipts for Period                                 5,123               1,314             442                1,374

Disbursements for Period                            5,144               1,314             442                1,368
                                                ---------           ---------          ------            ---------            ------
Ending Bank Ledger Balance                      $      49           $       -          $    -            $      40            $  213
                                                =========           =========          ======            =========            ======


RECONCILIATION TO GENERAL LEDGER
--------------------------------
     Ending Bank Ledger Balance                 $      49           $       -          $    -            $      40            $  213

     Outstanding Checks                             1,296                 143                                  171

     Deposits in Transit

     Other Reconciling Items                            4                  (3)
                                                ---------           ---------          ------            ---------            ------
     Total Cash                                 $  (1,243)          $    (146)         $    -            $    (131)           $  213
                                                =========           =========          ======            =========            ======

                                                                                  Trolli Inc.
                                           -------------------------------------------------------------------------------------
                                              Trolli            Trolli            Trolli           Trolli             Trolli
                                             Bank of           Bank of           Bank of         First Union       1st National
                               BANK NAME:    America           America           America                          Bank in Creston
                               ACCOUNT #:  8765-7-62355      8765-9-62354      8765-5-61583     2651901387172         375162
                                           ------------      ------------      ------------     -------------     ---------------
Beginning Bank Ledger Balance                 $       -         $       -            $    -         $       2     Account Closed

Receipts for Period                               6,629               592                                         As of 4/30/99

Disbursements for Period                          6,629               592
                                              ---------         ---------            ------         ---------              ------
Ending Bank Ledger Balance                    $       -         $       -            $    -         $       2              $    -
                                              =========         =========            ======         =========              ======


RECONCILIATION TO GENERAL LEDGER
--------------------------------
     Ending Bank Ledger Balance               $       -         $       -            $    -         $       2              $    -

     Outstanding Checks                           1,074                 6                 7

     Deposits in Transit

     Other Reconciling Items                                                              7
                                              ---------         ---------            ------         ---------              ------
     Total Cash                               $  (1,074)        $      (6)           $    -         $       2              $    -
                                              =========         =========            ======         =========              ======

                                                                       Trolli Inc.
                                           ------------------------------------------------------------------
                                               Trolli              Trolli            Trolli         Trolli
                                            1st National        1st National                      Nova Scotia     Total/2)/
                               BANK NAME:  Bank in Creston     Bank in Creston     Petty Cash        Bank
                               ACCOUNT #:      2025443             2025450                          1113212
                                           ---------------     ---------------     ----------     -----------     ---------
Beginning Bank Ledger Balance              Account Closed            $       5         $    -       $      17      $ 16,283

Receipts for Period                        As of 6/30/99                                                            413,945

Disbursements for Period                                                     1                                      404,807
                                                ---------            ---------         ------       ---------      --------
Ending Bank Ledger Balance                      $       -            $       4         $    -       $      17      $ 25,422
                                                =========            =========         ======       =========      ========


RECONCILIATION TO GENERAL LEDGER
--------------------------------
     Ending Bank Ledger Balance                 $       -            $       4         $    -       $      17      $ 25,422

     Outstanding Checks                                                                                              10,784

     Deposits in Transit                                                                                                (6)

     Other Reconciling Items                                                                1                         1,090
                                                ---------            ---------         ------       ---------      --------
     Total Cash                                 $       -            $       4         $    1       $      17      $ 15,722
                                                =========            =========         ======       =========      ========

(1) Amounts are held in individual bank accounts specific for each owner/ operators' deposit to Sather Trucking.

(2) Amount does not agree to cash per the October 23, 1999 balance sheet due to reclassifications of book overdrafts to payables in accordance with Generally Accepted Accounting Principles. Additionally, Favorite Brands International Holding Corp's cash is not included on the attached balance sheet.

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                    Statement of Payments to Professionals
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW

                                                                             Date of Court
                                                       Type of              Order Authorizing     Amount     Amount    Total Paid
                                                    Professional                Payment         Approved      Paid      to Date
----------------------------------           ---------------------------    -----------------   ----------   -------   ----------
Skadden, Arps, Slate, Meagher & Flom         debtor attorney                       N/A             N/A       $     -    $  707
Wasserstein Perella & Co.                    debtor financial advisors             N/A             N/A             -       523
Paul, Weiss, Rifkind, Wharton & Garrison     creditor committee attorney           N/A             N/A            38       195
Houlihan & Lokey                             financial advisors                    N/A             N/A             -       292
Arthur Andersen                              debtor accountants                    N/A             N/A             -       873
                                                                                                  ----       -------    ------
Total Payments to Professionals                                                                   $  -       $    38    $2,590
                                                                                                  ====       =======    ======

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
        Aging of Accounts Receivable and Postpetition Accounts Payable
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the
                                  "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW


               AGING OF ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE




          AGING OF ACCOUNTS RECEIVABLE
          ----------------------------
               0 - 30 days old                                 $54,435

               31 - 60 days old                                  3,938

               61 - 90 days old                                    975

               + 91 days old                                     1,176

               Other A/R                                        15,207
                                                               -------

                    Total Accounts Receivable                   75,731

                    Allowance for doubtful accounts             15,805

                                                               -------
                    Accounts Receivable (Net)                  $59,926
                                                               =======


          AGING OF POSTPETITION ACCOUNTS PAYABLE
          --------------------------------------
               0 - 30 days old                                 $11,741

               31 - 60 days old                                    289

               61 - 90 days old                                    106

               + 91 days old                                       314
                                                               -------

                    Total Post Petition Accounts Payable       $12,450
                                                               =======